LOSS PER ORDINARY SHARE (Tables)	12 Months Ended
Dec. 31, 2016
LOSS PER ORDINARY SHARE
Schedule of computation of basic and diluted loss per share

	Years ended December 31,
	2014	2015	2016
Net loss	129,999	98,584	276,412

Extinguishment of redeemable preferred shares upon repurchase and exchange	106,515	—	—
Change in redemption value of redeemable preferred shares (i)	69,116	110,926	(205,670)
(Cumulative) Dividend on preferred shares (ii)	3,509	7,127	332,660

Net loss attributable to ordinary shareholders	309,139	216,637	403,402

Weighted average number of ordinary shares outstanding-basic and diluted	162,070,745	217,987,922	299,093,937

Loss per ordinary share - basic and diluted	(1.91)	(0.99)	(1.35)

Note (i):         The amount of change in redemption value of redeemable preferred shares for the year ended December 31, 2016 represents the net effect of the accretion to redemption value through the date of automatic conversion into ordinary shares of RMB97,274 and the reduction related to the preference dividends (see Note 15) declared in respect of those redeemable preferred shares of RMB302,944 for which accretion to redemption was previously recorded.

Note (ii):        For the years ended December 31, 2014 and 2015, the amounts represent undeclared dividends on redeemable preferred shares that are cumulative and not included in the carrying amount of the redeemable preferred shares.  For the year ended December 31, 2016, the amount represented the preference dividend declared and paid of RMB343,296 (see Note 15) upon the IPO less the cumulative dividend on preferred shares amounting to RMB3,509 and RMB7,127 for the years ended December 31, 2014 and 2015.

Schedule of securities excluded from the computation of diluted loss per share

	Years ended December 31,
	2014	2015	2016
Share options/restricted shares	17,463,207	17,193,534	41,499,862
Convertible bonds payable	—	59,692,156	93,977,837
Redeemable preferred shares	349,087,677	349,087,677	—

Total	366,550,884	425,973,367	135,477,699